Exhibit 24

Power of Attorney of Hungarian Telephone and Cable Corp. Director

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Hungarian Telephone and Cable Corp., a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2006 on Form 10-K, hereby constitutes and appoints, Steven Fast and Peter T. Noone his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of March 2007.

OLE STEEN ANDERSEN

/s/ Ole Steen Andersen

Power of Attorney of Hungarian Telephone and Cable Corp. Director

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Hungarian Telephone and Cable Corp., a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2006 on Form 10-K, hereby constitutes and appoints, Steven Fast and Peter T. Noone his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of March 2007.

OLE BERTRAM

/s/ Ole Bertram

Power of Attorney of Hungarian Telephone and Cable Corp. Director

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Hungarian Telephone and Cable Corp., a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2006 on Form 10-K, hereby constitutes and appoints, Steven Fast and Peter T. Noone his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of March 2007.

ROBERT R. DOGONOWSKI

/s/ Robert R. Dogonowski

Power of Attorney of Hungarian Telephone and Cable Corp. Director

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Hungarian Telephone and Cable Corp., a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2006 on Form 10-K, hereby constitutes and appoints, Steven Fast and Peter T. Noone his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of March 2007.

JESPER THEILL ERIKSEN

/s/ Jesper Theill Eriksen

Power of Attorney of Hungarian Telephone and Cable Corp. Director

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Hungarian Telephone and Cable Corp., a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Amendment to its Annual Report for 2006 on Form 10-K, hereby constitutes and appoints, Steven Fast and Peter T. Noone his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign said Amendment to the 10-K Annual Report and any and all further amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of May 2007.

JENS DUE OLSEN

/s/ Jens Due Olsen

Power of Attorney of Hungarian Telephone and Cable Corp. Director

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Hungarian Telephone and Cable Corp., a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2006 on Form 10-K, hereby constitutes and appoints, Steven Fast and Peter T. Noone his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of March 2007.

CARSTEN DYRUP REVSBECH

/s/ Carsten Dyrup Revsbech

Power of Attorney of Hungarian Telephone and Cable Corp. Director

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Hungarian Telephone and Cable Corp., a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2006 on Form 10-K, hereby constitutes and appoints, Steven Fast and Peter T. Noone his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of March 2007.

JOHN B. RYAN

/s/ John B. Ryan

Power of Attorney of Hungarian Telephone and Cable Corp. Director

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Hungarian Telephone and Cable Corp., a Delaware corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2006 on Form 10-K, hereby constitutes and appoints, Steven Fast and Peter T. Noone his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of March 2007.

HENRIK SCHEINEMANN

/s/ Henrik Scheinemann